Investor Presentation

March 18, 2025

Daniel P. Penberthy
President & CEO

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, including but not limited to statements regarding the strategy of the Company and its outlook; statements regarding the implementation of the Company's strategy and the growth and sustainability of its dividend; statements regarding the impact of reduced borrowing costs on profitability; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "could," "project," "predict," "continue," "target" or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) evolving legal, regulatory and tax regimes; (2) changes in general economic and/or industry specific conditions; and (3) other risk factors as detailed from time to time in Rand's reports filed with the Securities and Exchange Commission ("SEC"), including Rand's annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents filed with the SEC. Consequently, such forward-looking statements should be regarded as Rand's current plans, estimates and beliefs. Except as required by applicable law, Rand assumes no obligation to update the forward-looking information contained in this presentation.

The Company's investment activities are managed by its external investment adviser, Rand Capital Management, LLC. Additional information can be found at the Company's website where it regularly posts information: https://www.randcapital.com/.

All information contained herein is for informational purposes and should not be construed as investment advice. It does not constitute an offer, solicitation or recommendation to purchase any security. Past performance does not guarantee future results. Diversification does not guarantee a profit or protect against a loss.

© 2025 Rand Capital Corporation

Nasdaq: RAND

Externally-managed Business Development Company (BDC)

Focused on debt and related equity investments in privately-held, lower middle market companies

Investment objective is to generate current income and, when possible, complement with capital appreciation

Market Capitalization	$71.0 Million	Common Shares Outstanding	3.0 Million
52-Week Low/High	$13.69 / $31.89	Institution/Insider Ownership	11% / 68%
Closing Price (3/11/25)	$23.90	Dividend Yield	4.9%

Market data as of March 11, 2025 [Source: FactSet]; Dividend Yield calculated with annualized dividend based on 1Q25 dividend of $0.29 divided by closing stock price on March 11, 2025


©Joe Cascio 2016

The Rand Building, Buffalo, NY

© 2025 Rand Capital Corporation

Transformation of Rand Capital

Internally-managed, venture capital-oriented BDC → **Externally-managed, dividend paying BDC that lends to lower middle market companies**

1969
Founded

1971
Founding member of Nasdaq, IPO

1996-97
New management team replaces founders

2001
Elected to be a Business Development Company (BDC)

2016
Gemcor sold for $15.2M - Largest exit in history

2019
Closed $25M East Asset Management investment transaction

Externalized investment management and administration

2020
Paid $1.62/share cash and stock special dividend

1-for-9 reverse stock split

Declared the 2020 cash dividend of $1.33/share in December

2021-22
Initiated quarterly dividends ($0.10/share)

Secured $25M senior secured credit facility

2023-24
Increased quarterly dividend

Received $13.1M from SciAps exit

2025
Issued ~389k common shares to shareholders

Q1 25 dividend of $0.29 – 15% increase in total dividends distributed

© 2025 Rand Capital Corporation

Portfolio Discipline

Investment Criteria

- ✓ Revenue >$10 million and EBITDA >$1.5 million
- ✓ Growth and later stage businesses
- ✓ Sustainable, differentiated market-accepted product
- ✓ Skilled, motivated and invested management
- ✓ Broad industries generally with East, South or Midwest U.S. operations

Investment Structure

- ✓ Subordinated debt with warrants or preferred equity
- ✓ For expansion capital, growth or ownership transition
- ✓ Co-investor with institutional funds, and deal sponsors as lender and minority owner
- ✓ Current interest combined with payment in kind instruments

Investment Terms

- ✓ Target initial investment size of $2.0 million to $4.0 million
- ✓ Typical transaction size $15 million to $20 million
- ✓ Require board observation, informational rights or board seat
- ✓ Typically 5-year hold period

© 2025 Rand Capital Corporation

2024: A YEAR OF GROWTH AND STRATEGIC EXECUTION

(Results compared with the prior-year period unless otherwise noted)

Strong Financial Performance

- Full year investment income up 17% to $8.6 million, driven by five new debt instruments and fee income
- Net Asset Value (NAV) per share increased 7% to $25.31 at 12/31/24[1]

Strategic Portfolio Repositioning

- Debt investments 75% of portfolio at 12/31/24, up from 64% in 2023, with 13.8% yield
- Monetized select equity investments, exited publicly traded securities, and deployed nearly $14 million into income-generating assets

Strengthened Balance Sheet & Shareholder Returns

- Reduced outstanding bank debt by $15.7 million during the year
- Raised regular quarterly cash dividend by 16%; total dividends declared in 2024[2] were outsized at $5.03 per share driven by realized capital gains

Positioned for Future Growth

- Strong liquidity ($24M+ in available credit) and disciplined capital deployment strategy
- Prepared to capitalize on new investment opportunities and benefit from potential interest rate reductions

[1] Net asset value per share amounts based on weighted average shares outstanding of 2,581,021, which does not include the additional shares of common stock issued by the Company in January 2025 pursuant to the Company's Q4 2024 cash and stock dividend
[2] Total dividends declared for the year reached $5.03 per share, driven largely by realized capital gains during the year.

© 2025 Rand Capital Corporation

DELIVERING CASH DIVIDENDS

(Results compared with the prior-year period unless otherwise noted)

Realized capital gains enabled $5.03 per share of total dividends in 2024 (consisted $1.67/share in cash and a $3.36/share stock dividend)

Outsized Q4 2024 dividend driven in part by the successful sale of SciAps in 2024:

- $4.20 per share (~$10.8M in the aggregate); Declared Dec. 5, 2024 and paid Jan. 24, 2025
- Cash portion limited to 20% of the aggregate amount, or ~$2.2 million
- Remaining ~$8.7 million paid in stock (issued 389K shares); Following distribution Rand had 2,969,814 shares outstanding


Dividend Yield LTM
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1/31/23
5/31/23
9/30/23
1/31/24
5/31/24
9/30/24
1/31/25


Quarterly Declared Dividends
$0.20
$0.25
$0.25
$0.63
$0.25
$0.29
$0.29
$4.20
$0.29
2/28/23
4/26/23
7/25/23
12/5/23
2/27/24
5/8/24
7/31/24
12/5/24
3/3/25

© 2025 Rand Capital Corporation

Evolving Portfolio Mix Centered on Debt Investments



Fair Value Portfolio Mix
($ in millions)
$77.1
$7.3
$20.5
$49.3
$70.8
$17.7
$53.1
2023
2024
Portfolio Mix
(# of Companies)
30
6
7
17
22
5
17
2023
2024
Debt
Equity
Publicly Traded Stock

Portfolio fair value decrease reflects the SciAps exit, stock sales, portfolio company loan repayments, and valuation adjustments in multiple portfolio companies, partially offset by new and follow-on investments.

Mix at year-end, based on fair value:

- 75% Fixed-rate debt investments
- 25% Equity investments in private companies

Annualized weighted average yield of debt investments, which includes PIK interest, was 13.8% at December 31, 2024

- Up 20 basis points over 2023

© 2025 Rand Capital Corporation

Strategic Portfolio Optimization

2024 Investments

MRES	Mattison Avenue Salon Suites & Spa	Seyberts.com	FSS Food Service Supply	ITA Window Fashions	Mobile IV Nurses
Supplies automated lubrication systems, active and passive safety systems and maintenance products for mobile heavy equipment	*Provider of upscale salon spaces for lease*	*Billiard supply company*	*Provider of services for commercial kitchens and new builds*	*Blind and shade manufacturing*	*Professional mobile IV hydration and vitamin therapy service*
New investment of $3.2 million ($3.0M term loan at 14% and a $205,000 equity investment)	*New debt investment of $5.5 million at 14% including PIK; Repaid existing $1.9M loan during the year*	*Follow-on debt investment of $1.8 million*	*Follow-on equity investment of $108,000*	*Follow-on debt investment of $125,000*	*New investment of $2.9 million ($2.5M term loan at 14% plus 1% PIK, and $375,000 equity investment)*

2024 Exits

SciAps

Received $13.1 million from the sale, consisting of $2.1 million in debt repayment, $165,000 in interest income and loan-related fees, and $10.8 million in equity return.
RAND realized gain of $7.7 million.

ACV Auctions

Sold remaining 194,934 shares at an average price of $18.02 per share, realizing $3.5 million

BDC holdings: *Sold holdings in 5 publicly traded BDCs for total proceeds of $4.6 million, which included a realized gain of $1.5 million*

Nailbiter: *Exited investment and received full repayment of a $2.25 million debt instrument*

Knoa: *Exited remaining equity investment*

Mezmeriz: *Exited remaining equity investment*

© 2025 Rand Capital Corporation

Portfolio Spans a Broad Range of Industries

December 31, 2024


Health and Wellness 4%
Software 4%
Automotive 4%
Distribution 10%
Manufacturing 13%
Consumer Products 18%
Professional Services 48%

Based on total investments at fair value of $70.8 million

December 31, 2023


Public BDC Stocks 5%
Automotive 4%
Distribution 6%
Software 8%
Consumer Products 13%
Manufacturing 22%
Professional Services 42%

Based on total investments at fair value of $77.1 million

© 2025 Rand Capital Corporation

Top Five Portfolio Investments *(based on fair value)*

($ in millions)	Company	Investments at Fair Value	Year Acquired	Industry	% of Total Portfolio	Investment Type
TILSON	Tilson	$11.5	2015	Professional Services – Cellular info systems, construction, mgmt.	16%	Equity – paying dividend
	Seybert's	$7.9	2021	Consumer Product – Billiard supplies	11%	Term note (12% plus 2% PIK) Warrant
FSS	Food Service Supply	$7.0	2022	Professional Services – Services for commercial kitchens and new builds	10%	Term note (12%) Equity
MATTISON AVENUE salon suites & spa	Mattison LLC	$5.6	2024	Professional and Business Services – Provider of upscale salon spaces for lease	8%	Term note (14%)
caitec	Caitec	$4.5	2020	Offers a wide range of high-quality, affordable pet products	6%	Term note (14% PIK)
	Total Top 5	***$36.5***			***52%***	

All values as of December 31, 2024. Totals may not foot due to rounding.

$70.8 million portfolio fair value with 22 portfolio companies

© 2025 Rand Capital Corporation

FULL YEAR FINANCIAL SUMMARY

($ in thousands, except per share data)

		2024		2023
Total investment income	$	8,559	$	7,338
Total expenses		4,837		4,178
Net investment income[1]		3,425		2,968
Net investment income per share[2]	$	1.33	$	1.15
Adjusted net investment income per share[3]	$	1.72	$	1.46
Net realized and unrealized gain on investments	$	5,403	$	3,559
Net increase in net assets from operations		8,828		6,527
Net increase in net assets from operations per share[2]	$	3.42	$	2.53

Total investment income grew 17%

- Reflects 29% increase in interest from portfolio companies and 66% increase in fee income

Total expenses increase reflects higher capital gains and income based incentive fees

- Recognized income based incentive fee expense of $178,000 in 2024; no similar expense in the prior year

Excluding the capital gains incentive fees, adjusted expenses increased $451,000 to $3.8 million in 2024[3]

[1] Net of income tax expense
[2] Per share amounts based on weighted average shares outstanding of 2,581,021 in 2024 and in 2023.
[3] Adjusted Net Investment Income per share and Adjusted Expenses are non-GAAP financial measures. Please see supplemental slides for a description of these non-GAAP financial measures and reconciliation tables between GAAP and non-GAAP.

© 2025 Rand Capital Corporation

2024 Net Asset Value Change

($ in thousands)


$60,815
$3,425
$11,125
($5,722)
($4,310)
$65,333
Net assets at 12/31/2023
$60,815,213
Net investment income
Net realized gain on sales and dispositions of investments
Net change in unrealized appreciation on investments
Cash dividend
Net assets at 12/31/2024
$65,332,520

Totals may not sum due to rounding

© 2025 Rand Capital Corporation

Strong and Flexible Balance Sheet

Net Asset Value Composition
At December 31, 2024

Per Share	Assets and Liabilities
$0.32	$835,000 consolidated cash
$27.44	$70.8 million in private investments
$(2.45)	$(6.3) million other assets & liabilities, net
$25.31	**Net Asset Value (NAV) per share**

Total assets of $72.5 million was down 11%, largely due to sale of SciAps

Reduced bank debt balance $3.3 million during Q4 24 and $15.7 million during 2024

- $600,000 line of credit balance at year-end
- Outstanding borrowings carried an interest rate of 8.0% at December 31, 2024
- $24.4 million of availability on credit facility

Did not repurchase any outstanding common stock during 2024

© 2025 Rand Capital Corporation

Executing Our Strategy for Long-Term Shareholder Value

Objectives for 2025 and Beyond

Continued Growth & Income Expansion

- Leveraging a resilient investment pipeline to scale income-generating assets
- Focus on high-yield debt investments to enhance net interest income

Disciplined Capital Deployment & Risk Management

- Capitalize on revolving credit availability for growth; reduced borrowing costs tied to possible fed reserve rate adjustments may enhance profitability
- Proactive portfolio risk management in response to economic challenges

Commitment to Shareholders

- Aim for sustainable dividend growth backed by a strengthened portfolio
- Prudent financial management aims to maximize NAV growth and returns

© 2025 Rand Capital Corporation

Investor Relations Contacts:

Craig Mychajluk
716-843-3832
cmychajluk@allianceadvisors.com

Deborah Pawlowski
716-843-3908
dpawlowski@allianceadvisors.com

© 2025 Rand Capital Corporation

SUPPLEMENTAL INFORMATION

ADJUSTED EXPENSES (NON-GAAP*)

	Year ended December 31, 2024	Year ended December 31, 2023
Total expenses	$ 4,837,282	$ 4,178,319
Exclude (credits)/expenses for capital gains incentive fees	1,012,300	804,700
Adjusted total expenses	$ 3,824,982	$ 3,373,619

*In addition to reporting total expenses, which is a U.S. generally accepted accounting principle ("GAAP") financial measure, Rand presents adjusted expenses, which is a non-GAAP financial measure. Adjusted expenses is defined as GAAP total expenses removing the effect of any (credits)/expenses for capital gains incentive fees accrual. GAAP total expenses is the most directly comparable GAAP financial measure. Rand believes that adjusted expenses provides useful information to investors regarding financial performance because it is a method the Company uses to measure its financial and business trends related to its results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

© 2025 Rand Capital Corporation

ADJUSTED NET INVESTMENT INCOME PER SHARE (NON-GAAP*)

	Year ended December 31, 2024	Year ended December 31, 2023
Net investment income per share	$ 1.33	$ 1.15
Exclude (credits)/expenses for capital gains incentive fees per share	0.39	0.31
Adjusted net investment income per share	$ 1.72	$ 1.46

**In addition to reporting Net Investment Income per Share, which is a GAAP financial measure, the Company presents Adjusted Net Investment Income per Share, which is a non-GAAP financial measure. Adjusted Net Investment Income per Share is defined as GAAP Net Investment Income per Share removing the effect of any (credits)/expenses for capital gains incentive fees. GAAP Net Investment Income per Share is the most directly comparable GAAP financial measure. Rand believes that Adjusted Net Investment Income per Share provides useful information to investors regarding financial performance because it is a method the Company uses to measure its financial and business trends related to its results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.*

Totals may not sum due to rounding

© 2025 Rand Capital Corporation

Disclosures

This overview of Rand Capital Corporation ("Rand" or the "BDC") has been prepared for and is being made by the BDC with oversight by Rand Capital Management, LLC ("RCM"), a registered investment adviser who serves as Rand's external investment adviser and administrator.

This presentation has been provided to you solely for informational purposes and does not constitute an offer or solicitation of an offer or any advice or recommendation to purchase any securities or other financial instruments and may not be construed as such.

An investment in the BDC involves a high degree of risk and this investment is not suitable for all investors. No guarantee or representation is made that the BDC's investment program, including, without limitation, its investment objectives, will be successful. Investors must be willing to bear the risks of this investment, including the possible loss of all or a substantial part of their investment and such other risks as are inherent in securities investments generally as well as those risks that are specific to an investment in the BDC, including without limitation the risks of investing in private credit. An investment will involve significant risks due to the nature of the BDC's investments. The BDC does not represent a complete investment portfolio. There can be no assurance that the investment objectives of the BDC will be achieved. Please see Rand's reports filed with the Securities and Exchange Commission ("SEC"), including Rand's annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents filed with the SEC, and RCM's Form ADV, Part 2A for additional descriptions of these and other risk factors: https://adviserinfo.sec.gov/firm/summary/304504.

Past performance is not a guarantee of future results.

The factual information set forth herein has been obtained or derived from sources believed by the BDC to be reliable but it is not necessarily all-inclusive and is not guaranteed as to its accuracy and neither the BDC nor RCM makes no representation or warranty, express or implied, as to the information's accuracy or completeness.

No representation, warranty or undertaking, express or implied, is given as to the accuracy or completeness of the information or opinions contained herein. No reliance may be placed for any purpose on the information and opinions contained in this presentation or their accuracy or completeness and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. Certain information in this document has been derived from materials furnished by outside sources. Neither the BDC, RCM or any of their respective affiliates assumes any responsibility for independent verification of such information and has relied on such information being complete and accurate in all material respects.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, including but not limited to statements regarding the strategy of the Company and its outlook; statements regarding the implementation of the Company's strategy and the growth and sustainability of its dividend; statements regarding the impact of reduced borrowing costs on profitability; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "could," "project," "predict," "continue," "target" or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) evolving legal, regulatory and tax regimes; (2) changes in general economic and/or industry specific conditions; and (3) other risk factors as detailed from time to time in Rand's reports filed with the Securities and Exchange Commission ("SEC"), including Rand's annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents filed with the SEC. Consequently, such forward-looking statements should be regarded as Rand's current plans, estimates and beliefs. Except as required by applicable law, Rand assumes no obligation to update the forward-looking information contained in this presentation.

© 2025 Rand Capital Corporation